UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                --------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): April 21, 2005



                         AUTOMATIC DATA PROCESSING, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                 1-5397                    22-1467904
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      (State or              (Commission           (IRS
      other                  File                  Employer
      jurisdiction           Number)               Identification
      of                                           No.)
      incorporation)



      One ADP Boulevard, Roseland, New Jersey                      07068
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      (Address of principal                              (Zip Code)
      executive offices)


Registrant's telephone number, including area code:  (973) 974-5000
                                                    ----------------------------
                                    N/A
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         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition.

      On April 21, 2005 the Registrant issued a press release announcing the Registrant's financial results for the third fiscal quarter ended March 31, 2005. A copy of the Registrant's press release is attached hereto as Exhibit 99 and is hereby incorporated by reference.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibit 99. Press Release dated April 21, 2005, issued by Automatic Data Processing, Inc.

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

                               AUTOMATIC DATA PROCESSING, INC.


                               By: /s/ Karen E. Dykstra
                                  -----------------------
                                  Name:  Karen E. Dykstra
                                  Title: Chief Financial Officer




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                                  Exhibit Index

        Exhibit Number                   Description
        --------------  -----------------------------------------
             99         Press Release dated April 21, 2005,
                        issued by Automatic Data Processing, Inc.

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